SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only

☒ Definitive Proxy Statement	(as permitted by Rule 14a-6(e)(2))

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WVS Financial Corp.

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: __________________________________________

(2)	Aggregate number of securities to which transaction applies: _________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________

(4)	Proposed maximum aggregate value of transaction: _______________________________________________

(5)	Total fee paid: ______________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid: _____________________________________________________________________

(2)	Form, schedule or registration statement no.: ____________________________________________________

(3)	Filing party: _______________________________________________________________________________

(4)	Date filed: _________________________________________________________________________________

September 14, 2010

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of WVS Financial Corp. The meeting will be held at St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 26, 2010 at 10:00 a.m., Eastern time. The matters to be considered by stockholders at the annual meeting are described in the accompanying materials.

Directions to St. Brendan’s Episcopal Church from West View Savings Bank’s main office at 9001 Perry Highway, Pittsburgh, Pennsylvania

•	Go north on Perry Highway for approximately 0.8 miles
•	Turn left onto West Ingomar Road/Yellow Belt and go approximately 2.3 miles
•	Turn right onto Rochester Road and go approximately 0.6 miles
•	Turn left onto McAleer Road: St. Brendan’s Episcopal Church is approximately 0.1 miles on the right side at 2365 McAleer Road, Sewickley, Pennsylvania

It is very important that your shares be voted at the annual meeting regardless of the number you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person, but will ensure that your vote is counted if you are unable to attend.

Your continued support of and interest in WVS Financial Corp. is sincerely appreciated.

/s/ David J. Bursic	/s/ David L. Aeberli

David J. Bursic	David L. Aeberli
President and Chief Executive Officer	Chairman of the Board

WVS FINANCIAL CORP.

9001 Perry Highway

Pittsburgh, Pennsylvania 15237

(412) 364-1911

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 26, 2010

NOTICE IS HEREBY GIVEN that an annual meeting of stockholders of WVS Financial Corp. (the “Company”) will be held at St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 26, 2010 at 10:00 a.m., Eastern time, for the following purposes, all of which are more completely set forth in the accompanying proxy statement:

(1)	To elect one director for a four-year term and until his successor is elected and qualified;

(2)	To ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011; and

(3)	To transact such other business as may properly come before the meeting or any adjournment thereof. Management is not aware of any other such business.

The board of directors has fixed August 30, 2010 as the voting record date for the determination of stockholders entitled to notice of and to vote at the annual meeting and at any adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the annual meeting or at any such adjournment.

By Order of the Board of Directors

/s/ Pamela M. Gregio

Pamela M. Gregio Corporate Secretary

Pittsburgh, Pennsylvania

September 14, 2010

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY VOTE EITHER IN PERSON OR BY PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

WVS FINANCIAL CORP.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

OCTOBER 26, 2010

This proxy statement is furnished to holders of common stock of WVS Financial Corp. (the “Company”), the holding company of West View Savings Bank (the “Savings Bank”). Proxies are being solicited on behalf of the board of directors of the Company to be used at the annual meeting of stockholders to be held at St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania on Tuesday, October 26, 2010 at 10:00 a.m., Eastern time, and at any adjournment thereof for the purposes set forth in the Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about September 14, 2010.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on October 26, 2010. This proxy statement and the 2010 Annual Report to Stockholders are available at the following website: www.cfpproxy.com/3904.

The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Any stockholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Company written notice thereof (Pamela M. Gregio, Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237); (ii) submitting a duly-executed proxy bearing a later date; or (iii) appearing at the annual meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment thereof and will not be used for any other meeting.

VOTING

Only stockholders of record of the Company at the close of business on August 30, 2010 (the “record date”) are entitled to notice of and to vote at the annual meeting and at any adjournment thereof. On the record date, there were 2,057,930 shares of common stock of the Company issued and outstanding and the Company had no other class of equity securities outstanding.

Each share of common stock is entitled to one vote at the annual meeting on all matters properly presented at the meeting. The presence in person or by proxy of at least a majority of the issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Directors are elected by a plurality of the votes cast with a quorum present. The affirmative vote of a majority of the total votes present, in person or by proxy, at the annual meeting is required for approval of the proposal to ratify the appointment of the Company’s independent registered public accounting firm for fiscal 2011.

Under rules applicable to broker-dealers, the proposal to ratify the independent registered public accounting firm is considered a “discretionary” item upon which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. The election of directors is considered “non-discretionary” and, thus, there may be “broker non-votes” at the annual meeting. Abstentions will be counted for purposes of determining the presence of a quorum at the annual meeting. However, because of the required votes, abstentions and broker non-votes will have no effect on the voting for the election of directors, but abstentions will have the same effect as a vote against the proposal to ratify the appointment of the Company’s independent registered public accounting firm.

INFORMATION WITH RESPECT TO THE NOMINEES FOR DIRECTOR,

DIRECTORS WHOSE TERMS CONTINUE AND EXECUTIVE OFFICERS

Election of Directors

The articles of incorporation of the Company provide that the board of directors of the Company shall be divided into four classes which are as equal in number as possible, and that members of each class of directors are to be elected for a term of four years. The number of directors currently authorized under our bylaws is six. One class is to be elected annually. Stockholders of the Company are not permitted to cumulate their votes for the election of directors.

At the annual meeting, stockholders of the Company will be asked to elect one director for a four-year term and until his successor is elected and qualified. The nominee was selected by the board of directors and currently serves as a director. There are no arrangements or understandings between the person named and any other person pursuant to which such person was selected as a nominee for election as a director at the annual meeting. The nominee for director is not related to any other director or executive officer of the Company by blood, marriage or adoption.

Unless otherwise directed, each proxy executed and returned by a stockholder will be voted for the election of the nominee for director listed below. If a person named as nominee should be unable or unwilling to stand for election at the time of the annual meeting, the proxies will nominate and vote for any replacement nominee recommended by the board of directors. At this time, the board of directors knows of no reason why the nominee listed below may not be able to serve as a director if elected.

The person who receives the greatest number of votes of the holders of common stock represented in person or by proxy at the annual meeting will be elected as a director of the Company.

The following tables present information concerning the nominee for director of the Company and each director whose term continues, including tenure as a director of the Savings Bank.

Nominee for Director for a Four-Year Term Expiring in 2014

Name	Age(1)	Principal Occupation During the Past Five Years	Director Since
David L. Aeberli	73	Chairman of the Board; Funeral director of McDonald-Aeberli Funeral Home, Inc., located in Mars, Pennsylvania. Prior to January 1, 2003, Mr. Aeberli also served as President of McDonald-Aeberli Funeral Home, Inc. Mr. Aeberli’s extensive business experience in the local market area as well as his long time service as Chairman of the Board position him well qualified to continue to serve as a director of the Company.	1985

The board of directors recommends you vote FOR election of the nominee for director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2011

Name	Age(1)	Principal Occupation During the Past Five Years	Director Since
John W. Grace	67	Director; President and director of G & R Investment Consultants, Inc., a registered investment advisor located in Pittsburgh, Pennsylvania.	2007

		As an experienced investment advisor and investor, Mr. Grace brings valuable financial acumen and insight to the Board of Directors.

Lawrence M. Lehman	58	Director; Owner/sole proprietor of Newton-Lehman Agency, an insurance agency located in Pittsburgh, Pennsylvania.	2002

		Mr. Lehman’s background as a business owner in the Company’s market area position him as well qualified to serve as a director.

Directors Whose Term Expires in 2012

Name	Age(1)	Principal Occupation During the Past Five Years	Director Since
David J. Bursic	48	Director; President and Chief Executive Officer of the Company and the Savings Bank since June 1998; prior thereto served as Senior Vice President, Treasurer and Chief Financial Officer of the Company and the Savings Bank since 1992 and in various positions with the Company and the Savings Bank since 1985. Mr. Bursic serves as a special advisor to the board of North Hills Community Outreach, a non-profit organization.	1998

Mr. Bursic’s service as President and Chief Executive Officer, his prior positions with the Company, extensive experience in the local banking industry and involvement in business and civic organizations in the Savings Bank’s market area provide the Board of Directors valuable insight regarding the business and operations of the Company.

Jonathan D. Hoover	42	Senior Vice President of Bank Operations of the Savings Bank since October 2006, Vice President of Bank Operations since April 2003 and Vice President of Community Banking of the Savings Bank since October 2001. Prior thereto, served as Assistant Vice President, Branch Coordinator since October 1996.	2008

		Mr. Hoover’s extensive service to the Company and the Savings Bank in various positions make him well qualified to serve as a director.

Director Whose Term Expires in 2013

Name	Age(1)	Principal Occupation During the Past Five Years	Director Since
Margaret VonDerau	70	Director; Formerly served as Corporate Secretary of the Company from July 1993 until October 31, 2003, as Senior Vice President of the Company from July 1993 until March 31, 2003 and of the Savings Bank from 1990 until March 31, 2003, and as Treasurer of the Company and the Savings Bank from June 1998 until March 31, 2003; prior thereto served as Vice President and Corporate Secretary of the Savings Bank.	1993

		Mrs. VonDerau’s prior service as an executive officer of the Company and the Savings Bank bring the Board valuable knowledge and experience about the Company and the local banking industry.

(1)	As of June 30, 2010.

Independence of the Company’s Board of Directors

It is the policy of the board of directors of the Company that a substantial majority of its directors be independent of the Company within the meaning of applicable laws and regulations and the listing standards of the NASDAQ Stock Market, Inc.

Our board of directors has affirmatively determined that a majority of our directors are independent. The current independent directors are Messrs. Aeberli, Grace, Lehman and Mrs. VonDerau. Our board of directors also has affirmatively determined that each member of the audit committee and the compensation committee of the board of directors is independent within the meaning of applicable laws and regulations and the requirements of the NASDAQ Stock Market, Inc.

Nominations Process

The board of directors actively oversees the business and management of the Company through regular board and committee meetings. The board of directors has established certain committees to address recurring business matters such as audit, compensation and finance. Based upon the infrequent business need to add new directors, the Company’s board of directors chooses to address director nominations at the board level and does not have a standing nominating committee.

The Company’s board of directors considers and evaluates nominees for the election of directors, subject to approval of a majority of the independent members of the board. As discussed above each of the current independent members of the board is independent within the meaning of the rules of the NASDAQ Stock Market, Inc. During fiscal 2010, the board met once in connection with nominations for director.

The board of directors considers candidates for director suggested by its members, as well as management and stockholders. A stockholder who desires to recommend a prospective nominee for the board should notify the Company’s Secretary or the Chairman of the Board in writing with whatever supporting material the stockholder considers appropriate. The board also considers whether to nominate any person nominated pursuant to the provision of the Company’s articles of incorporation relating to stockholder nominations, which is described under “Stockholder Nominations” below. The board of directors has the authority and ability to retain a search firm to identify or evaluate potential nominees if it so desires. The board does not have a separate diversity policy for selecting nominees for director. However, as discussed below, the board’s criteria for selecting nominees is designed to provide that the board of directors is diverse.

The board of directors has adopted a resolution setting forth the various criteria to consider in selecting individuals for nomination as a director including: (a) ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a “financial expert”, as that term is defined by the rules of the SEC), local or community ties and (b) minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. In addition, the bylaws of the Company provide that no person may be eligible for election, reelection, appointment or reappointment as a director (i) after they reach 76 years of age and (ii) unless such person’s primary residence is in a county, city or town within the Commonwealth of Pennsylvania and not more than 35 miles from the main office or any branch office of the Savings Bank. The board also may consider the extent to which the candidate would fill a present need on the board of directors.

Once the board of directors has identified a prospective nominee, the board makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the board with the recommendation of the prospective candidate, as well as the board member’s own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others.

Stockholder Nominations

Article 7.F of the Company’s articles of incorporation governs nominations for election to the board of directors and requires all such nominations, other than those made by the board, to be made at a meeting of stockholders called for the election of directors, and only by a stockholder who has complied with the notice provisions in that section. Stockholder nominations must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to, or mailed and received at, the principal executive offices of the Company not later than 60 days prior to the anniversary date of the immediately preceding annual meeting. Each written notice of a stockholder nomination shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director and as to the stockholder giving the notice (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of Company stock which are beneficially owned by such person on the date of such stockholder notice, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies with respect to nominees for election as directors, pursuant to Regulation 14A under the Securities Exchange Act of 1934, and would be required to be filed on Schedule 14B with the Securities and Exchange Commission (or any successors of such items or schedules); and (b) as to the stockholder giving the notice (i) the name and address, as they appear on the Company’s books, of such stockholder and any other stockholders known by such stockholder to be supporting such nominees and (ii) the class and number of shares of Company stock which are beneficially owned by such stockholder on the date of such stockholder notice and, to the extent known, by any other stockholders known by such stockholder to be supporting such nominees on the date of such stockholder notice. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Committees and Meetings of the Board of the Company and the Savings Bank

Regular meetings of the board of directors of the Company are held on at least a quarterly basis. The board of directors of the Company held a total of 5 regular and special meetings during the fiscal year ended June 30, 2010. No incumbent director attended fewer than 75% of the aggregate total number of meetings of the board of directors held during the fiscal year ended June 30, 2010, and the total number of meetings held by all committees on which he or she served during such year.

Audit Committee. The board of directors of the Company has established an audit committee which consists of Mrs. VonDerau (Chairman), Messrs. Aeberli and Lehman all of whom are outside directors. The audit committee meets with the Company’s internal auditor, engages the Company’s external independent registered public accounting firm and reviews their reports. The audit committee meets at least quarterly and met seven times during fiscal 2010. The members are independent as defined in the listing standards of the NASDAQ Stock Market.

The board of directors has determined that Mrs. VonDerau, a member of the audit committee, meets the requirements adopted by the SEC for qualification as an audit committee financial expert. An audit committee financial expert is defined as a person who has the following attributes: (i) an understanding of generally accepted accounting principles and financial statements; (ii) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity or accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal controls and procedures for financial reporting; and (v) an understanding of audit committee functions.

The identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than those that are imposed on such person as a member of the audit committee and the board of directors in the absence of such identification. Moreover, the identification of a person as an audit committee financial expert for purposes of the regulations of the SEC does not affect the duties, obligations or liability of any other member of the audit committee or the board of directors. Finally, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for purposes of Section 11 of the Securities Act of 1933.

The board of directors has adopted an audit committee charter. The audit committee charter is available on the Company’s website at www.wvsbank.com.

Report of the Audit Committee. In accordance with rules adopted by the Securities and Exchange Commission, the audit committee of the board of directors of the Company makes this report for the year ended June 30, 2010.

The audit committee of the board of directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. During fiscal 2010, the audit committee was composed of three directors, each of whom is independent as defined by the listing standards of the NASDAQ Stock Market. The audit committee operates under a written charter approved by the board of directors.

Management is responsible for the Company’s internal controls and financial reporting process. The independent registered public accounting firm, S.R. Snodgrass, A.C., are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed the audit plans, audit scope and audit risks with both S.R. Snodgrass and the Company’s internal audit department. The audit committee met with management and S.R. Snodgrass to review and discuss the June 30, 2010 financial statements. The audit committee also discussed with S.R. Snodgrass the matters required by Statement of Auditing Standards No. 61 (Communication with Audit Committees). The audit committee also received written disclosures from S.R. Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with S.R. Snodgrass the firm’s independence.

Based upon the audit committee’s discussions with management and the independent accountants, and the audit committee’s review of the representations of management and the independent accountants, the audit committee recommended that the board of directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010 to be filed with the Securities and Exchange Commission.

The audit committee and the board of directors considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass during fiscal 2010 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company’s financial statements for the year ending June 30, 2011.

Margaret VonDerau (Chairman) David L. Aeberli Lawrence M. Lehman

Compensation Committee. The compensation committee of the board of directors determines compensation for executive officers. During the fiscal year ended June 30, 2010, the members of the committee were Messrs. Aeberli (Chairman), Grace, Lehman and Mrs. VonDerau, each of whom is independent as defined by the listing standards of the NASDAQ Stock Market. The compensation committee met one time during fiscal 2010. The compensation committee has not adopted a written charter.

Finance Committee. The finance committee of the Company consists of Mrs. VonDerau (Chairman), Messrs. Aeberli and Lehman, and from management, Messrs. Bursic, Hoover and Keith Simpson. The finance committee, which approves all securities purchased by the Company and the Savings Bank, meets at least quarterly and met 12 times during fiscal 2010.

The board of directors of the Company has also established an executive committee.

The board of directors of the Savings Bank meets on a monthly basis and may have additional special meetings upon the request of the President or a majority of the directors. During the fiscal year ended June 30, 2010, the board of directors of the Savings Bank met 12 times. The board of directors of the Savings Bank has established various committees, some of which act jointly with the Company’s respective similar board committee: These committees include: an audit committee, an executive committee, a compensation committee, a classification of assets review committee, a Community Reinvestment Act committee, a finance committee, a loan committee and a nominating committee.

Loan Committee. The loan committee of the Savings Bank consists of Messrs. Lehman (Chairman), Aeberli and Grace and Mrs. VonDerau, and from management, Messrs. Bursic and Hoover. The loan committee, which approves all loans originated by the Savings Bank, meets monthly and met 12 times during fiscal 2010.

Board Leadership Structure and the Board’s Role in Risk Oversight

David J. Bursic serves as our President and Chief Executive Officer and David L. Aeberli serves as our Chairman of the Board. The board of directors has determined that that separation of the offices of Chairman of the Board and President enhances board independence and oversight. Further, the separation of the Chairman of the Board permits the President and Chief Executive Officer to better focus on his responsibilities on managing the daily operations of the Company, enhancing shareholder value and expanding and strengthening our franchise while allowing the Chairman to lead the board of directors in its fundamental role of providing independent oversight and advice to management. Mr. Aeberli is an independent director under the rules of the NASDAQ Stock Market.

Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks the Company faces, while the board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the board of directors has the responsibility to ensure that the risk management processes designed and implemented by management are adequate and functioning as designed. In this regard, the Chairman of the Board meets regularly with management to discuss strategy and risks facing the Company. Members of senior management regularly attend the board meetings and are available to address any questions or concerns raised by the board on risk management or other matters. The Chairman of the Board and the independent directors work together to provide strong, independent oversight of the Company’s management and affairs though its committees and meetings of independent directors.

BENEFICIAL OWNERSHIP OF COMMON STOCK

BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the common stock as of the record date, and certain other information with respect to (i) the only person or entity, including any “group” as that term is used in Section 13(d)(3) of the Exchange Act, who or which was known to the Company to be the beneficial owner of more than 5% of the issued and outstanding common stock on the record date, (ii) each director and nominee for director of the Company, and (iii) all directors, nominees for director and executive officers of the Company as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of August 30, 2010(1)(2)	Percent of Common Stock
WVS Financial Corp. Employee Stock Ownership Plan 9001 Perry Highway Pittsburgh, Pennsylvania 15237	242,035(3)	11.7%

Directors and nominees:
David L. Aeberli	50,193(4)	2.4
David J. Bursic	195,710(5)	9.4
John W. Grace	3,000(6)	0.1
Jonathan D. Hoover	15,656(7)	0.8
Lawrence M. Lehman	9,811(8)	0.5
Margaret VonDerau	112,689(9)	5.5

All directors, nominees for director and executive officers as a group (8 persons)	432,757(10)	20.7

(1)

Based upon filings made pursuant to the Exchange Act and information furnished by the respective individuals. Under regulations promulgated pursuant to the Exchange Act, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

(2)

Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.

(3)

Mr. Hoover is the trustee of the trust created pursuant to WVS Financial Corp. Employee Stock Ownership Plan and Trust (“ESOP”). The indicated holdings represent shares held in the ESOP, all of which have been allocated to participating employees and will be voted at the direction of the participant.

(4)

Includes 17,903 shares held jointly with Mr. Aeberli’s wife, 5,950 shares held solely by Mr. Aeberli’s wife and 3,000 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date. Mr. Aeberli serves as the trustee of the Company’s profit sharing plan. Does not include 65,601 shares of common stock held in the Company’s profit sharing plan, which Mr. Aeberli disclaims beneficial ownership of and are voted at the direction of participants. The trustee will vote allocated shares of common stock held in the profit sharing plan for which it has not received instructions from a participant in the same proportion as it votes pursuant to instructions it actually receives from participants.

(5)

Includes 83,414 shares held jointly with Mr. Bursic’s wife, 9,738 shares held solely by Mr. Bursic’s wife, 200 shares held by Mr. Bursic’s children, 1,731 shares held in the Company’s deferred compensation plan for the account of Mr. Bursic, 11,798 shares held in the Company’s profit sharing plan for the account of Mr. Bursic, 32,860 shares held in the ESOP for the account of Mr. Bursic and 14,322 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

(6)	Includes 3,000 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

(7)

Includes 1,281 shares held in the Company’s profit sharing plan for the account of Mr. Hoover, 10,295 shares held in the ESOP for the account of Mr. Hoover and 4,000 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date. Mr. Hoover serves as trustee for the ESOP. Does not include the shares held in the ESOP, which Mr. Hoover disclaims beneficial ownership of and have been allocated to participating employees and will be voted at the direction of the participant.

(8)

Includes 2,261 shares held by Mr. Lehman’s wife, 2,289 shares held in the Newton-Lehman Agency profit sharing plan and 3,000 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

(9)

Includes 34,061 shares held in the Company’s profit sharing plan for the account of Mr. VonDerau, 26,146 shares held in the ESOP for the account of Mrs. VonDerau, 100 shares held in an estate trust for which Mrs. VonDerau is a trustee and 3,000 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date. Mrs. VonDerau serves as the trustee of the Company’s deferred compensation plan and votes the shares held in the plan. Does not include 17,842 shares held in the deferred compensation plan, which Mrs. VonDerau disclaims beneficial ownership of.

(10)

Includes on behalf of directors and executive officers as a group, 58,472 shares held in the Company’s profit sharing plan, 93,883 shares held in the ESOP, 1,731 shares held in the Company’s deferred compensation plan and 30,322 shares which may be acquired upon the exercise of stock options exercisable within 60 days of the record date.

EXECUTIVE COMPENSATION

The following table sets forth a summary of certain information concerning the compensation paid by the Company or its subsidiaries for services rendered in all capacities during the last two fiscal years to our principal executive officer and the next highest compensated executive officer. No other executive officer of the Company and its subsidiaries had total compensation over $100,000 during the year ended June 30, 2010. We refer to these individuals throughout this proxy statement as the “named executive officers.”

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(1)	Bonus(2)		Stock Awards(3)	Option Awards(3)	Nonqualified Deferred Compensation Earnings(4)	All Other Compensation(5)	Total
David J. Bursic President and Chief Executive Officer	2010 2009	$255,750 255,750	$	— 70,000	$ — —	$ — 68,691	$ — —	$20,799 24,718	$276,549 419,159

Jonathan D. Hoover Senior Vice President of Bank Operations	2010 2009	88,440 86,732		— 8,000	— —	— 12,942	— —	6,007 7,143	94,447 114,817

(1)	Includes amounts deferred under the Company’s profit sharing plan, a non-contributory 401(k) plan, and the directors deferred compensation plan.
(2)	Reflects discretionary bonuses paid for the indicated fiscal year.
(3)

Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 during the indicated fiscal year with respect to awards of stock options and/or restricted stock, as the case may be, with respect to each named executive officer. For a discussion of the assumptions used to establish the valuation of the stock options, reference is made to Note 1 of the Notes to the Consolidated Financial Statements of the Company included in the Company’s 2010 Annual Report to Stockholders.

(4)

Pursuant to the deferred compensation plan, interest is earned on plan balances at the Wall Street Journal prime rate. The amount shown in the table is the amount of interest earned on Mr. Bursic’s deferred compensation plan balance during the indicated fiscal year which is in excess of 120% of the federal long-term IRS interest rate at January 1 of the indicated year.

(5)

In fiscal 2010, includes allocations under the ESOP of $15,416 and $6,007 to Messrs. Bursic and Hoover, respectively, and $5,383 for the reimbursement of amounts cut back to Mr. Bursic as a result of Internal Revenue Service limitations on contributions to the ESOP. Does not include perquisites and other benefits for Mr. Bursic consisting of the cost of the personal use of a Company-provided automobile and the payment of club dues, which amounted to less than $10,000 in the aggregate.

Equity Compensation Plans

There were no awards of stock options or restricted stock pursuant to the Company’s stock benefit plans made to the named executive officers during the year ended June 30, 2010. The Company does not maintain a non-equity or equity incentive plan that provides for payments based upon achievement of threshold, target and maximum goals.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by the named executive officer as of June 30, 2010. The Company does not maintain a non-equity or equity incentive plan that provides for payments based upon achievement of threshold, target and maximum goals.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options		Exercise	Option Expiration	Number of Shares or Units of Stock That Have	Market Value of Shares or Units of Stock That
Name	Exercisable	Unexercisable	Price(4)	Date	Not Vested	Have Not Vested
David J. Bursic	10,000	40,000(1)	$16.20	10/28/2018	—	—
	4,322	17,290(1)	16.20	1/26/2019	—	—
	—	5,407(2)	16.20	1/26/2019	—	—
Jonathan D. Hoover	4,000	6,000(3)	16.20	6/30/2019	—	—

(1)	The indicated stock options vest 20% each year from the date of grant over five years.
(2)	The indicated stock options vest 100% on January 26, 2014.
(3)	The indicated stock options vested 20% on the date of grant and 20% each year from the date of grant over four years.
(4)	Equal to or in excess of the fair market value of a share of Company common stock on the date of grant.

Option Exercises and Stock Vested

There were no stock options exercised or restricted stock awards that vested for the named executive officers during the year ended June 30, 2010.

Employment Agreement

The Company and the Savings Bank (collectively the “employers”) maintain an employment agreement with David J. Bursic. The employers have agreed to employ Mr. Bursic in his current position as President and Chief Executive Officer of the employers for a term of three years with a current salary of $255,750. Such salary may be increased at the discretion of the board of directors from time to time, but may not be decreased during the term of the employment agreement without the prior written consent of the executive. The term of Mr. Bursic’s employment agreement shall be extended each day for an additional day unless the employers or the executive elects, not less than 30 days prior to the annual anniversary date, not to extend the employment terms.

The employment agreement is terminable with or without cause by the employers. The executive shall have no right to compensation or other benefits pursuant to the employment agreement for any period after voluntary termination or termination by the employers for cause, disability, retirement or death. If, prior to a change in control of the employers, as defined, either (i) the executive terminates his employment because of failure of the employers to comply with any material provision of the employment agreement or (ii) the employment agreement is terminated by the employers other than for cause, disability, retirement or death or by the officer as a result of certain adverse actions which are taken with respect to his employment, then Mr. Bursic will be entitled to a cash severance amount equal to two times his base salary, and a continuation of the insurance benefits he is receiving at the time of such termination until the earlier of 18 months or the date Mr. Bursic obtains full-time employment with another employer that provides substantially similar benefits. If either of the events in the preceding sentence occur concurrently with or subsequent to a change in control, then Mr.

Bursic will be entitled to the following: (a) a lump sum cash severance amount equal to three times his base salary, (b) a continuation of the insurance benefits he is receiving at the time of such termination the earlier of the expiration of the remaining term of the agreement or the date he obtains full-time employment with another employer that provides substantially similar benefits, and (c) a lump sum cash payment equal to the projected cost of providing Mr. Bursic with benefits under the employers’ other employee benefit plans, programs and arrangements (other than stock option plans and restricted stock plans) for the then remaining term of the agreement.

The employment agreement provides that in the event any of the payments to be made thereunder or otherwise upon termination of employment are deemed to constitute “parachute payments” within the meaning of Section 280G of the Code, then the Company shall reimburse Mr. Bursic for any resulting excise taxes payable by him, plus such additional amount as may be necessary to compensate him for the payment of federal, state and local income taxes, excise taxes and other employment-related taxes with respect to the reimbursement. Parachute payments generally are payments in excess of three times the base amount, which is defined to mean the recipient’s average annual compensation from the employer includable in the recipient’s gross income during the most recent five taxable years ending before the date on which a change in control of the employer occurred. Recipients of parachute payments are subject to a 20% excise tax on the amount by which such payments exceed the base amount, in addition to regular income taxes, and payments in excess of the base amount are not deductible by the employer as compensation expense for federal income tax purposes.

Retirement Plans

The Company maintains two retirement plans – the Employee Stock Ownership Plan (ESOP) and a 401(k)/Profit Sharing Plan. Both plans are noncontributory by employees, IRS tax qualified and fully funded. No employer contributions have been made to the profit sharing plan in recent years. Employer contributions to the ESOP totaled $60,000 during fiscal 2010.

Directors’ Compensation

During fiscal 2010, directors of the Company and the Savings Bank who are not executive officers (“outside directors”) received an annual fee of $19,800 ($23,400 for the Chairman of the Board) and a monthly committee fee of $350.

The following table sets forth information concerning compensation paid or accrued by the Company and its subsidiaries to each member of the board of directors during the year ended June 30, 2010. Messrs. Bursic and Hoover have been omitted from the table as their compensation is fully reported in the Summary Compensation Table above.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(2)	Nonqualified Deferred Compensation Earnings(3)	All Other Compensation	Total
David L. Aeberli	$27,300	—	$ —	$ —	$ —	$27,300

John W. Grace	24,900	—	—	—	—	24,900

Lawrence M. Lehman	24,900	—	—	—	—	24,900

Margaret VonDerau	24,900	—	—	—	—	24,900

(1)

Include payment of directors’ fees for service on the board of the Company and the Bank. Also includes the payment of fees for attendance at meeting of committees of the board that the director serves on as well as fees for service as chairman of a board committee.

(2)

Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 during fiscal 2010 with respect to the grants of stock options and/or restricted stock for each director. During the year ended June 30, 2010, there were no grants of stock options or restricted stock to non-employee directors. At June 30, 2010, each of the non-employee directors held vested stock options to purchase 1,500 shares of common stock at $16.20 per share and unvested stock options to purchase 6,000 shares of common stock at $16.20 per share.

(3)

Pursuant to the deferred compensation plan, interest is earned on plan balances at the Wall Street Journal prime rate. The amount shown in the table is the amount of interest earned by each director on his or her deferred compensation plan balance during fiscal 2010 which is in excess of 120% of the federal long-term IRS interest rate at January 1, 2009.

Directors’ Deferred Compensation Plan. The Company and the Savings Bank maintain a deferred compensation plan for its directors whereby directors can elect to defer all or a portion of their directors’ fees. Deferred fees are to be paid to participants in installments commencing in the year following the year in which a person ceases to be a member of the board of directors.

The deferred compensation plan provides that amounts deferred thereunder may be paid in shares of common stock based on the then-existing value of the amount of common stock, including fractional shares, which could have been purchased with the percentage of a director’s deferred account that the director elected to have valued as though it were invested in common stock. In addition, the program also permits directors of the Company and the Savings Bank, who are also employees of the Company or the Savings Bank, to defer receipt of a portion of their other compensation, including salary and bonuses. The Company and the Savings Bank contributed to a trust an amount of cash which corresponds to the amount of fees and other compensation deferred at the direction of directors for the purpose of investment in shares of common stock. The trust uses such funding to acquire shares of common stock on the open market. The shares of common stock held in the trust are voted by the plan trustee prior to distribution to participating directors in accordance with the terms of the deferred compensation plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires the Company’s officers and directors, and persons who own more than 10% of the common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the NASDAQ Stock Market. Officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file. The Company knows of no person who owns 10% or more of the common stock.

Based solely on review of the copies of such forms furnished to the Company, the Company believes that during the year ended June 30, 2010, all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Federal law requires that all loans or extensions of credit by the Savings Bank to executive officers and directors and members of their immediate family must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made by the Savings Bank to a director or executive officer in excess of the greater of $25,000 or 5% of the Savings Bank’s capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the board of directors.

The Savings Bank’s policy provides that all loans made by the Savings Bank to its directors and officers are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectability or present other unfavorable features. All such loans are made by the Savings Bank in the ordinary course of business and are not made with favorable terms or do they involve more than the normal risk of collectability. As of June 30, 2010, none of the Savings Bank’s directors and executive officers or members of their immediate families or affiliates had aggregate loan balances in excess of $120,000.

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors of the Company intends to appoint S.R. Snodgrass, A.C., independent certified public accountants, to perform the audit of the Company’s financial statements for the year ending June 30, 2011, and directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the annual meeting.

The Company has been advised by S.R. Snodgrass that neither that firm nor any of its associates has any relationship with the Company or its subsidiaries other than the usual relationship that exists between independent certified public accountants and clients. S.R. Snodgrass will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Relationship with Independent Public Accounting Firm

The audit committee of the board of directors intends to appoint S.R. Snodgrass, A.C. as the independent registered public accounting firm to audit the Company’s financial statements for the year ending June 30, 2011. The audit committee considered the compatibility of the non-audit services provided to the Company by S.R. Snodgrass during fiscal 2010 on the independence of S.R. Snodgrass from the Company in evaluating whether to appoint S.R. Snodgrass to perform the audit of the Company’s financial statements for the year ending June 30, 2011.

The following table sets forth the aggregate fees paid by the Company to S.R. Snodgrass for professional services rendered by S.R. Snodgrass in connection with the audit of the Company’s consolidated financial statements for fiscal 2010 and 2009, as well as the fees paid to S.R. Snodgrass for audit-related services, tax services and all other services rendered by S.R. Snodgrass to the Company during fiscal 2010 and 2009.

	Year Ended June 30,
	2010	2009
Audit fees(1)	$81,985	$49,939
Audit-related fees	—	—
Tax fees(2)	9,500	9,850
All other fees	—	—

Total	$91,485	$59,789

(1)

Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the SEC and the issuance of consents and assistance with, and review of, documents filed with the SEC.

(2)	Tax fees consist of fees incurred in connection with tax planning, tax compliance and tax consulting services.

The audit committee selects the Company’s independent registered public accounting firm and pre-approves all audit services to be provided by it to the Company. The audit committee also reviews and pre-approves all audit-related, tax and all other services rendered by our independent registered public accounting firm in accordance with the audit committee’s charter and policy on pre-approval of audit-related, tax and other services. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. Pursuant to its policy, the audit committee pre-approves certain audit-related services and certain tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary. The pre-approval requirements do not apply to certain services if: (i) the aggregate amount of such services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its independent registered public accounting firm during the year in which the services are provided; (ii) such services were not recognized by the Company at the time of the engagement to be other services; and (iii) such services are promptly brought to the attention of the committee and approved by the committee or by one or more members of the committee to whom authority to grant such approvals has been delegated by the committee prior to the completion of the audit. The committee may delegate to one or more designated members of the committee the authority to grant required pre-

approvals. The decisions of any member to whom authority is delegated to pre-approve an activity shall be presented to the full committee at its next scheduled meeting.

During the year ended June 30, 2010, each new engagement of S.R. Snodgrass was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception for pre-approval contained in the SEC’s rules.

The board of directors recommends that you vote FOR the ratification of the appointment of S.R. Snodgrass, A.C. as independent registered public accounting firm for the fiscal year ending June 30, 2011.

STOCKHOLDER PROPOSALS

Any proposal which a stockholder wishes to have included in the proxy materials of the Company relating to the next annual meeting of stockholders of the Company, which is scheduled to be held in October 2010, must be received at the principal executive offices of the Company, 9001 Perry Highway, Pittsburgh, Pennsylvania 15237, Attention: Corporate Secretary, no later than May 17, 2011. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Exchange Act, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in the Company’s proxy materials pursuant to Rule 14a-8 under the Exchange Act may be brought before an annual meeting pursuant to Article 10D of the Company’s articles of incorporation, which provides that business at an annual meeting of stockholders must be (a) properly brought before the meeting by or at the direction of the board of directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting. A stockholder’s notice must set forth as to each matter the stockholder proposes to bring before an annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class and number of shares of common stock of the Company which are beneficially owned by the stockholder and to the extent known, by any other stockholders known by such stockholder to be supporting such proposal, and (d) any financial interest of the stockholder in such proposal. Accordingly, stockholder proposals submitted under the Company’s articles of incorporation in connection with the next annual meeting of stockholders must be received by the Company no later than August 27, 2011.

ANNUAL REPORTS

A copy of the Company’s annual report to stockholders for the year ended June 30, 2010 accompanies this proxy statement. Such annual report is not part of the proxy solicitation materials.

Upon receipt of a written request, the Company will furnish to any stockholder without charge a copy of the Company’s annual report on Form 10-K for the fiscal year ended June 30, 2010 required to be filed with the Commission under the Exchange Act. Such written requests should be directed to Pamela M. Gregio, Investor Relations Manager and Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237. The Form 10-K is not part of the proxy solicitation materials.

OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The board of directors has adopted a process by which stockholders may communicate directly with members of the board. Stockholders who wish to communicate with the board may do so by sending written communications addressed to the Chairman of the Board of Directors, c/o Pamela M. Gregio, Corporate Secretary, WVS Financial Corp., 9001 Perry Highway, Pittsburgh, Pennsylvania 15237.

The cost of the solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of the Company’s common stock. In addition to solicitations by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone without additional compensation.

REVOCABLE PROXY

WVS FINANCIAL CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WVS FINANCIAL CORP. (THE “COMPANY”) FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 26, 2010 AND AT ANY ADJOURNMENT THEREOF.

The undersigned, being a stockholder of the Company as of August 30, 2010 hereby authorizes the Board of Directors of the Company, or any successors thereto, as proxies with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of the Company to be held at St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 26, 2010 at 10:00 a.m., Eastern time, and at any adjournment of said meeting, and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, as follows:

1.    ELECTION OF DIRECTORS

☐	FOR the nominee listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for the nominees listed below

Nominee for a four-year term: David L. Aeberli

(INSTRUCTIONS:    To withhold authority to vote for a nominee, write the name of the nominee in the space provided below.)

2.    PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.

☐ FOR                                         ☐ AGAINST                                          ☐ ABSTAIN

3.    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

SHARES OF THE COMPANY’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEE TO THE BOARD OF DIRECTORS, FOR THE PROPOSAL TO RATIFY THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

Dated: ______________________________, 2010

Signature(s)

Please sign this exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

WVS LETTERHEAD

September 14, 2010

TO: Participants in the Employee Stock Ownership Plan of WVS Financial Corp.

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the “Company”) is being solicited in connection with the proposals to be considered at the Company’s upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the Company’s Employee Stock Ownership Plan (the “Plan”) will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustee of the Plan. The Trustee will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

Sincerely,

/s/ David J. Bursic

David J. Bursic

President

WVS FINANCIAL CORP.

The undersigned hereby instructs the Trustee of the Employee Stock Ownership Plan and Trust (“ESOP”) of WVS Financial Corp. (the “Company”) to vote, as designated below, all the shares of Common Stock of the Company allocated to the undersigned pursuant to the ESOP as of August 30, 2010, at the Annual Meeting of Stockholders to be held at St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 26, 2010 at 10:00 a.m., Eastern time, and any adjournment thereof.

1.	ELECTION OF DIRECTORS

☐	FOR the nominee listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for the nominee listed below

Nominee for a four-year term: David L. Aeberli

(INSTRUCTIONS:    To withhold authority to vote for a nominee, write the name of the nominee in the space provided below.)

2.	PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.

☐ FOR                                          ☐ AGAINST                                          ☐ ABSTAIN

3.	In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

The Company’s Board of Directors recommends a vote FOR the election of the nominee for director and FOR the proposal to ratify the independent registered accounting firm for fiscal 2011. Such votes are hereby solicited by the Company’s Board of Directors.

Dated: ______________________________, 2010

Signature

If you return this card properly signed but you do not otherwise specify, the shares allocated to your account will be voted for the election of the nominee for director and for the proposal to ratify the independent registered accounting firm for fiscal 2011. If you do not return this card, the shares allocated to your account will not be voted.

WVS LETTERHEAD

September 14, 2010

TO:    Participants in the Profit Sharing Plan of West View Savings Bank

As described in the attached materials, your proxy as a stockholder of WVS Financial Corp. (the “Company”) is being solicited in connection with the proposals to be considered at the Company’s upcoming Annual Meeting of Stockholders. We hope you will take advantage of the opportunity to direct, on a confidential basis, the manner in which shares of Common Stock of the Company allocated to your account under the West View Savings Bank Profit Sharing Plan (the “Plan”) will be voted.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, and a voting instruction ballot, which will permit you to vote the shares allocated to your account. After you have reviewed the Proxy Statement, we urge you to vote your shares held pursuant to the Plan by marking, dating, signing and returning the enclosed voting instruction ballot to the administrators of the Plan, who will tabulate the votes for the Trustee of the Plan. The Trustee will certify the totals to the Company for the purpose of having those shares voted.

We urge each of you to vote, as a means of participating in the governance of the affairs of the Company. If your voting instructions for the Plan are not received, the shares allocated to your account will be voted by the Trustee in the same proportion as it votes pursuant to instructions it actually receives from participants. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note the enclosed material relates only to those shares which have been allocated to your account under the Plan. You will receive other voting material for those shares owned by you individually and not under the Plan.

Sincerely,

/s/ David J. Bursic

David J. Bursic President

WVS FINANCIAL CORP.

The undersigned hereby instructs the Trustee of the Profit Sharing Plan (“Profit Sharing Plan”) of West View Savings Bank to vote, as designated below, all the shares of Common Stock of WVS Financial Corp. (the “Company”) held pursuant to the Profit Sharing Plan on behalf of the undersigned as of August 30, 2010, at the Annual Meeting of Stockholders to be held at St. Brendan’s Episcopal Church, located at 2365 McAleer Road, Sewickley, Pennsylvania, on Tuesday, October 26, 2010 at 10:00 a.m., Eastern time, and any adjournment thereof.

1.	ELECTION OF DIRECTORS

☐	FOR the nominee listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for the nominee listed below

Nominee for a four-year term: David L. Aeberli

(INSTRUCTIONS:    To withhold authority to vote for a nominee, write the name of the nominee in the space provided below.)

2	PROPOSAL to ratify the appointment of S.R. Snodgrass, A.C. as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011.

☐ FOR                                          ☐ AGAINST                                          ☐ ABSTAIN

3.	In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting.

The Company’s Board of Directors recommends a vote FOR the election of the nominee for director and FOR the proposal to ratify the indepdent registered accounting firm for fiscal 2011. Such votes are hereby solicited by the Company’s Board of Directors.

Dated: ______________________________, 2010

Signature

If you return this card properly signed but you do not otherwise specify, the shares allocated to your account will be voted for the election of the nominee for director and for the proposal to ratify the independent registered accounting firm for fiscal 2011. If you do not return this card, the shares allocated to your account will not be voted.